Exhibit (24)

                                POWER OF ATTORNEY

           Each of the undersigned hereby appoints Gregg R. Sadler as his or her attorney-in-fact, with full power to execute in the name and on behalf of the undersigned Form S-8 Registration Statements to be filed with the Securities and Exchange Commission for the purpose of registering the Common Stock of LabOne, Inc. to be offered under the LabOne, Inc. Stock Plan for Non-Employee Directors, the LabOne, Inc. Profit Sharing 401(k) Plan, the LabOne, Inc. 1987 Long-Term Incentive Plan and the LabOne, Inc. 1997 Long-Term Incentive Plan.


                               /s/W. Thomas Grant
                               -------------------------------------------------
                               W. Thomas Grant, Chairman of the Board,
                               President, Chief Executive Officer and Director


                               /s/Robert D. Thompson
                               -------------------------------------------------
                               Robert D. Thompson, Executive Vice President, Chief Operating Officer, Chief Financial
                               Officer and Director


                               /s/Kurt E. Gruenbacher
                               -------------------------------------------------
                               Kurt E. Gruenbacher, Vice President - Finance, Chief Accounting Officer, Treasurer and
                               Assistant Secretary


                               /s/Joseph H. Bewer
                               -------------------------------------------------
                               Joseph H. Brewer, Director


                               /s/William D. Grant
                               -------------------------------------------------
                               William D. Grant, Director


                               /s/Richard A. Rifkind
                               -------------------------------------------------
                               Richard A. Rifkind, Director


                               /s/Richard S. Schweiker
                               -------------------------------------------------
                               Richard S. Schweiker, Director


                               /s/James R. Seward
                               -------------------------------------------------
                               James R. Seward, Director

                               /s/John E. Walker
                               -------------------------------------------------
                               John E. Walker, Director


                               /s/R. Dennis Wright
                               -------------------------------------------------
                               R. Dennis Wright, Director


                               /s/Janet M. Stallmeyer
                               -------------------------------------------------
                               Janet M. Stallmeyer, Director


                               /s/Chester B. Vanatta
                               -------------------------------------------------
                               Chester B. Vanatta, Director


                               /s/Peter C. Brown
                               -------------------------------------------------
                               Peter C. Brown, Director

Date: November 12, 1999


                                      -12-